EXHIBIT 10.5


$400,000


March 31, 1999

          One hundred and eighty days (180) after date, for value received, the undersigned promises to pay to the order of OneSource Technologies (the "Company"), at 2329 W. Mescal, Suite 304, Phoenix, Arizona, 85029, $400,000 , with interest from this date, at the rateof 6% percent per year, having deposited with the Company the property described in the annexed schedule, which the undersigned warrants and represents is of a present market value of ______, as collateral security for the payment of this note, or any note or other instrument given in extension or renewal of this note, as well as for the payment of all other present or future liabilities of the undersigned to the Company, including all costs and expenses which may be incurred by the Company, or by the holder of this note, in the collection of this note or any extension or renewal of it, or in the collection of any other present or future liabilities of the undersigned to the Company, or in sale, delivery or protection of the deposited collateral, or of any additions or substitutes, or of any other property in which a lien or security interest is given, all of which costs and expenses (including taxable legal costs and charges for legal services) the undersigned agrees to pay. The obligation evidenced by this note, and by any extensions or renewals in whole or in part, and all of the other obligations above specified, are included in the expression "such liabilities" as used in this note.

          1.         Additional securities.

          The undersigned agrees to deliver to the Company additional securities to its satisfaction, on demand, should the market value of any property at any time held hereunder decline, or should any change in their marketability, or should any of such securities for other reasons be deemed unsatisfactory to the Company.

          2.         Transfer of collateral.

          The Company is authorized, in its discretion, whether or not any such liabilities are due, to transfer to its own name, or to the name of a nominee, any property held as security; and in its name, or in the name of any nominee, or in the name of the undersigned, or otherwise, to sue for and receive any money or property at any time payable with respect to such property, or to make any compromise or settlement it deems desirable with respect thereto. Insofar as any collateral shall consist of negotiable instrument or chose in action, in whole or in part, as to other parties liable thereon, without thereby incurring responsibility to, or discharging, or otherwise affecting any liability of the undersigned and the undersigned waives presentation, protest, notice of nonacceptance, and notice of nonpayment of all such negotiable instruments to which the undersigned may be a party.

          3.         Default and acceleration.

          On the nonperformance of any of the promises continue in this note, or upon the nonpayment of any such liabilities at maturity, or in the case of the failure of the undersigned to meet a maturity any liability of the undersigned, either to the Company or to any other party, or upon the failure of the undersigned forthwith to furnish additional security to the satisfaction of the insolvency or failure in business of, or appointment of a receiver, trustee or custodian for the undersigned, or the entry of any judgment against the undersigned, or the entry of any judgment against the undersigned, or a levy under a warrant of attachment upon the credit or property of the undersigned with the Company, or in case any petition in bankruptcy shall be filed by or against the undersigned, or any proceedings in bankruptcy or under any acts of Congress or other governmental authority relating to the relief of debtors should be commenced for the relief or readjustments of any indebtedness of the undersigned, either through reorganization, composition, extension, or otherwise, all such liabilities of the undersigned shall, at the option of the Company, immediately mature and become forthwith due and payable, without demand or notice.




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          4.         Sale of collateral.

          In the event of default, full power and authority are given the Company to sell, assign, and deliver the whole or any part of such collateral at public or private sale, or at any stock exchange or brokers' board, at such terms as it may deem best, without demand, advertisement, or notice of any kind, all of which are waived. If any such collateral is disposed of at a private sale, the Company shall be relieved from all liability or claim for inadequacy of price. At any such sale, the Company may itself purchase the whole or any part of such collateral, free from any right of redemption on the part of the undersigned, which is waived and released. If any such collateral is sold on credit or for future delivery, the collateral so sold may be retained by the Company until the selling price is paid by the purchaser, but the Company shall incur no liability in case of failure of the purchaser to take up and pay for the collateral so sold. In case of any such failure, the collateral may be again sold.

          5.         Application of sale proceeds.

          In case of sale for any cause, or of receipt of any payments of principal or income on account of any such collateral, the Company may apply the proceeds of the sale or sales so made or the payments so received to pay any such of liabilities to the Company, as the Company or any one of the surplus, if any, to the undersigned.

          6.         Continued liability.

          Notwithstanding the holding by the Company of such collateral for the payment of such liabilities, or any sale, exchange, enforcement, collection of, realization upon, or compromise or settlement, actual or attempted, with reference to any of such collateral for the payment of such liabilities or any sale, exchange, enforcement, collection of , realization upon, or compromise or settlement, actual or attempted, with reference to any of such collateral, the undersigned shall be and remain liable for the payment in full of all such liabilities, except only to the extent that such liabilities, or any part thereof, shall be reduced by payment, or actual application by the Company of such collateral or the proceeds.

          7.         Waiver of inaction.

          The Company shall not be liable for failure to collect, or demand payment of, or protest, or give notice of nonpayment of, such collateral, or any part of it, or for any delay in so doing, nor shall the Company be under obligation to take any action whatever in regard to such collateral or any part.

          8.         Substitutions, extensions.

          The collateral may from time to time, by mutual consent, be exchanged for other property, which shall be held by the Company subject to all the terms of this note. All the terms hereof shall apply to all noted given in extension or renewal of this note, and to all substituted and additional collateral.

          9.         Transfers.

          The Company may transfer this note, and may deliver and transfer the collateral or any part then held, to any transferee, who shall thereupon become vested with all the rights of the Company to the collateral so transferred, and the Company shall thereafter be forever relieved and fully discharged from all liability or responsibility under this note as to such collateral or as indorser or otherwise; but as respects any collateral not so transferred the Company shall retain all rights hereby given.

          10.        Waivers.

          No delay on the part of any holder of this note in exercising any power or right hereunder shall operate as a waiver of any power or right; nor shall any single or partial exercise of any power or right preclude other or further exercise, or the exercise of any power or right, and no waiver whatever shall be valid unless in writing, signed by the holder of this note, and only to the extent therein set forth. Should the Company at any time make any call or calls for


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collateral  or give any notice or notices of  intention to sell  collateral,  or other notices, the making of such calls or the giving of such notices, no matter how many times repeated, shall not constitute a waiver of the right of the
Company  to  sell  collateral,   without  demand  or  notice,   in  any  of  the
contingencies in which the Company is authorized to sell collateral without demand or notice.

          11.        Notice.

          Calls for collateral or any notices to the undersigned by the Company shall be addressed to the undersigned at the address given below.

          12.        Miscellaneous.

          All transactions between the Company and the undersigned are to be construed according to the laws of the State of Colorado. Captions to paragraphs are included for convenience only, and shall not apply to the construction or interpretation of this note.

/s/ Michael Fischer
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